AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT B
INDIVIDUAL FLEXIBLE PREMIUM
VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
SUPPLEMENT DATED AUGUST 11, 2008
TO POLICY PROSPECTUS AS SUPPLEMENTED
JULY 28, 2006, MAY 1, 2007, JANUARY 25, 2008 AND MARCH 25, 2008

          American International Life Assurance Company of New York ("AI Life") is amending its individual flexible premium variable universal life insurance policy prospectus (the "Policy") for the purpose of providing you with information regarding the proposed acquisition of AllianceBernstein Balanced Shares Portfolio ("Balanced Shares Portfolio") by AllianceBernstein Balanced Wealth Strategy Portfolio ("Balanced Wealth Strategy Portfolio"). The Balanced Shares Portfolio is an underlying Fund of one of the Policy's variable investment options.

          AI Life has received notification that the Board of Directors of the Balanced Shares Portfolio has approved a Plan of Acquisition and Liquidation pursuant to which the Balanced Shares Portfolio will be acquired by Balanced Wealth Strategy Portfolio (the "Acquisition"), and the Balanced Shares Portfolio will terminate. Balanced Shares Portfolio and Balanced Wealth Strategy Portfolio are series of the AllianceBernstein Variable Products Series Fund, Inc. The Acquisition does not require approval by Balanced Shares Portfolio's shareholders. The Acquisition is proposed to become effective late in the third quarter of 2008, with an expected closing date of September 26, 2008 ("Acquisition Date").

          On the Acquisition Date, Balanced Wealth Strategy Portfolio will become available as an investment option under the Policy.

          After 4:00 p.m. Central Time on the Acquisition Date, all Policy owner Account Value in the investment option supported by the Balanced Shares Portfolio will be automatically transferred into the investment option supported by the Balanced Wealth Strategy Portfolio. Only the underlying Portfolio will change, not the investment option itself.

          Please note that if we receive any instruction from you for transfers, dollar cost averaging, asset rebalancing or new premium allocations into or out of the Balanced Shares Portfolio investment option after 4:00 p.m. Central Time on the Acquisition Date, such transaction will be held until after 4:00 p.m. Central Time on the business day following the Acquisition Date, then executed into or out of the Balanced Wealth Strategy Portfolio investment option.

          For a period of time after the Acquisition Date, we may provide you with confirmations, statements and other reports that contain the name of the Balanced Shares Portfolio investment option.

          If you have any questions, please contact our Administrative Center at 1-800-340-2765.